SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date  of  Report  (Date  of  Earliest  Event  Reported):September 1, 1998


                             MONACO FINANCE, INC.
                             --------------------
              (Exact Name of Registrant as Specified in Charter)


Colorado                                  0-18819               84-1088131
--------------------------------   ----------------------  -------------------
State or Other Jurisdiction       (Commission File Number)      (I.R.S.
of Incorporation or Organization)                               Employer
                                                           Identification No.)




                      370 Seventeenth Street, Suite 5060
                            Denver, Colorado 80202
                            ----------------------
                   (Address of Principal Executive Offices)


     Registrant's  Telephone  Number,  Including Area Code:     (303) 592-9411


                                      N/A
                                      ---
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  69.

The  exhibit  index  appears  at  sequential  page  no.  3.

ITEM  5.  OTHER  EVENTS.

     On September 1, 1998, the Company entered into a Conversion and Rights Agreement (the "Agreement") with Pacific USA Holdings Corp. ("Pacific"). See
Exhibit 10.69. In July 1998, Pacific loaned the Company the principal amount of $5,000,000. Pursuant to the Agreement, $4,463,250 of the principal amount of the loan was converted, effective July 1, 1998, into 4,698,157 shares (the "Conversion Shares") of the Company's Class A Common Stock at a conversion price of $.95 per share. The conversion price is the book value per share of the Company's issued and outstanding Common Stock as of June 30, 1998. The closing price of the Class A Common Stock on the Nasdaq Stock Market was $.50 per share on June 30, 1998, and $.38 per share on September 1, 1998.

As of June 30, 1998, Pacific owned 2,311,152 shares, or approximately 28.7%, of the outstanding Class A Common Stock and controlled approximately 51.6% of the combined voting power of the Company's Class A and Class B Common Stock. Following issuance of the Conversion Shares, Pacific will own 7,009,309 shares, or approximately 49.9% of the then outstanding Class A and Class B Common Stock and, as a result of proxies granted to Pacific with respect to the Class B Common Stock, will control approximately 65.3% of the combined voting power of the Class A and Class B Common Stock.

On June 30, 1998, the Company's Board of Directors elected Joseph A. Cutrona as Chief Executive Officer of the Company. Mr. Cutrona is an executive vice president of Pacific. While his salary is paid by Pacific, the Company reimburses him for his expenses. On or about July 1, 1998, Robert D. Womack resigned as a member of the Company's Board of Directors and was replaced by Mr. Cutrona.

On November 1, 1994 the Company sold, in a private placement, unsecured Senior Subordinated Notes ("Senior Notes") in the gross principal amount of $5.0 million to Rothschild North America, Inc. ("Rothschild") The Senior Notes accrue interest at a fixed rate per annum of 9.5% through October 1, 1997, and for each month thereafter, a fluctuating rate per annum equal to the lesser of
(a) 11.5% or (b) 3.5% above LIBOR. Interest was due and payable the first day of each quarter commencing on January 1, 1995. Principal payments in the amount of $416,667 were due and payable the first day of January, April, July and October of each year commencing January 1, 1997.

As reported in the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 1998, on June 15, 1998, the Company and Rothschild amended the Note Purchase Agreement (see Exhibit 10.70) to require principal payments of $450,000 on the last day of each March, June, September and December. In lieu of the principal payment of $416,667 due on July 1, 1998, the Company made a payment to Rothschild on June 30, 1998 of $600,000. The unpaid principal amount of the Senior Notes, plus accrued and unpaid interest, is due October 1, 1999.

     On January 9, 1996, the Company entered into a Purchase Agreement for the sale of an aggregate of $5.0 million in principal amount of 12% Convertible Senior Subordinated Notes due 2001 (the "12% Notes"). Interest on the 12% Notes is payable monthly at the rate of 12% per annum and the 12% Notes were convertible, subject to certain terms contained in the Indenture, into shares of the Company's Class A Common Stock, par value $.01 per share, at a conversion price of $4.00 per share, subject to adjustment under certain circumstances. The 12% Notes were issued pursuant to an Indenture dated January 9, 1996, between the Company and Norwest Bank Minnesota, N.A., as trustee. The Company agreed to register, for public sale, the shares of restricted Common Stock issuable upon conversion of the 12% Notes. The 12% Notes were sold pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended.

Provisions have been made for the issuance of up to an additional $5.0 million in principal amount of the 12% Notes ("Additional 12% Notes") on or before September 10, 1998, between the Company and Black Diamond Advisors, Inc. ("Black Diamond"), one of the initial purchasers, with an initial conversion price of $3.00 per share.

As reported in the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 1998, on June 12, 1998, the Company and the related note owners agreed to amend the Indenture (see Exhibit 10.71) to cancel the conversion feature of the 12% Notes and to require principal payments of $135,000 per month commencing in June 1998. The maturity date of the 12% Notes was also amended to the earlier of the maturity date of the Senior Notes or October 1, 1999.


ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c.)          Exhibits.

3.4       Articles  of  Amendment  to  the  Articles of Incorporation.

3.5       Amended  and  Restated  Bylaws

10.69 Conversion and Rights Agreement dated September 1, 1998, by and between the Company and Pacific USA Holdings Corp.

10.70 Letter Agreement dated June 25, 1998, by and between the Company and Rothschild North America, Inc., amending Note Purchase Agreement.

10.71 Consent and Amendment No. 1 to Indenture and Related Documents by and among the Company, Black Diamond Advisors, Inc., Heller Financial, Inc., and others dated September 9, 1998.

Exhibit  3.4
                                   EXHIBIT A
                                   ---------

                           ARTICLES OF AMENDMENT TO
                           ARTICLES OF INCORPORATION
                                      OF
                             MONACO FINANCE, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

Articles II through XII of the Articles of Incorporation of the Corporation are hereby deleted and the following Articles II through XI substituted therefor. This Amendment shall have no effect whatsoever on the Preferences, Limitations and Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1998-1, previously filed with the Colorado Secretary of State, which shall remain in full force and effect.

ARTICLE  II
-----------
                              PERIOD OF DURATION
     This Corporation shall exist in perpetuity unless dissolved according to law.

ARTICLE  III
------------
                                   PURPOSES
     The purpose for which this Corporation is organized is to transact any lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

ARTICLE  IV
-----------
                              AUTHORIZED CAPITAL
     1.        Common Shares. The aggregate number of Common Shares which this
               -------------
Corporation shall have authority to issue is thirty-two million two hundred fifty thousand (32,250,000) shares, $.01 par value, of which 30,000,000 shall be a series designated "Class A Common Stock," and 2,250,000 shares shall be a series designated "Class B Common Stock." Each share of Class B Common Stock may be converted at any time at the option of the original holder thereof into one (1) share of the Corporation's Class A Common Stock. Each share of Class B Common Stock shall convert automatically into one (1) share of Class A Common Stock upon the death of the original holder thereof. Each share of Class B Common Stock shall also convert automatically into one (1) share of Class A
Common Stock upon the sale or transfer of Class B Common Stock; provided, however, that the Class B Common Stock shall not automatically convert into Class A Common Stock as provided herein upon any transfer by the original holder for estate planning purposes to or for the benefit of the original holder and/or members of the immediate family of the original holder so long as, and only so long as, all voting and investment power over the shares of Class B Common Stock so transferred remain in the original holder. The Class B Common Stock shall in all other respects be identical to the Class A Common Stock of the Corporation except that on every matter for which one (1) share of Class A Common Stock of the Corporation is entitled to one (1) vote, each share of Class B Common Stock shall be entitled to three (3) votes.

     2.       Preferred Shares. The aggregate number of Preferred Shares which
              ----------------
this Corporation shall have authority to issue is ten million (10,000,000) shares, no par value, which shares shall be designated "Preferred Stock." The Board of Directors of this Corporation shall have authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series established to the full extent permitted by the laws of the State of Colorado in respect of, among other things: (a) the number of Preferred Shares to constitute such series and the distinctive designations thereof; (b) the rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue; (c) whether Preferred Shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption; (d) the liquidation preferences payable on Preferred Shares in the event of involuntary or voluntary liquidation; (e) sinking fund or other provisions, if any, for redemption or purchase of Preferred Shares; (f) the terms and conditions by which Preferred Shares may be converted, if the Preferred Shares of any series are issued with the privilege of conversion; and (g) voting rights, if any.

     3.          Dividends.  Dividends  in  cash,  property  or  shares of the
                 ---------
Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation and to the extent and in the manner permitted by law.

     4.      Distribution in Liquidation. Upon any liquidation, dissolution or
             ---------------------------
winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the Common Stock.

     5.          Assessment. The Capital Stock of the Corporation shall not be
                 ----------
subject  to  assessment,  but shall be issued as fully paid and nonassessable.

ARTICLE  V
----------
                            VOTING BY SHAREHOLDERS
     1.       Voting Rights. Each outstanding share of Class A Common Stock is
              -------------
entitled to one (1) vote and each fractional share of Class A Common Stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Each outstanding share of Class B Common Stock is entitled to three (3) votes and each fractional share of Class B Common Stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders.

     2.      No Preemptive Rights. No holder of any shares of the Corporation,
             --------------------
whether now or hereafter authorized, shall have any preemptive rights or preferential right to acquire any unissued shares or securities of the Corporation, including shares or securities held in the treasury of the Corporation or securities convertible into shares or carrying stock purchase warrants or privileges.

3.         Quorum. One-third of the votes entitled to be cast on a matter by a
--         ------
voting group shall constitute a quorum of that voting group for action on that
--
     matter  at  any  meeting  of  shareholders.

     4.          Voting;  No  Cumulative  Voting
                 -------------------------------

          (a) Except as is otherwise provided by the Colorado Business Corporation Act with respect to action on amendment to these articles of incorporation, on a plan of merger or share exchange, on the disposition of substantially all of the property of the Corporation, on the granting of consent to the disposition of property by an entity controlled by the Corporation, and on the dissolution of the Corporation (collectively referred to as "Major Transactions"), action on a matter other than the election of directors is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action.

          (b) Major Transactions shall be approved by each voting group entitled to vote separately on the transaction or matter by a majority of all the votes entitled to be cast on the transaction or matter by that voting group.

          (c) Cumulative voting shall not be allowed in the election of Directors of the Corporation and every shareholder entitled to vote at such election shall have the right to vote all of the shareholder's votes for as many persons as there are directors to be elected, and for whose election the shareholder has a right to vote. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors.

          (d) Any bylaw adding, changing, or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

ARTICLE  VI
-----------
                RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION
     1. No conflicting interest transaction (as that term is defined in the Colorado Business Corporation Act) shall be void or voidable or be enjoined, set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest or solely because the director is present at or participates in a meeting of the Corporation's Board of Directors or of the committee of the Board of Directors which authorizes, approves or ratifies the conflicting interest transaction or solely because the director's vote is counted for such purpose if:

          (a) The material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or

          (b) The material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or

          (c) The conflicting interest transaction is fair as to the Corporation.

     2. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

ARTICLE  VII
------------
                             CORPORATE OPPORTUNITY
     The officers, directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors, and other members of management of this Corporation shall first be made available to the Corporation and, if rejected by a majority of the disinterested members of the Corporation's Board of Directors, any of such persons shall be free to engage in such areas of interest on their own. This doctrine shall not limit the right of any officer, director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, director or member of management) from any duties which he may have to this Corporation.

ARTICLE  VIII
-------------
               INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS
     The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify, any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

ARTICLE  IX
-----------
                    REGISTERED OFFICE AND REGISTERED AGENT
     The address of the registered office of the Corporation is 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202, and the name of the registered agent at such address is Irwin L. Sandler. Either the registered office or the registered agent may be changed in the manner permitted by law.

ARTICLE  X
----------
                              BOARD OF DIRECTORS
     The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors. The directors shall be elected at each annual meeting of the shareholders, provided that vacancies may be filled by election by the remaining directors, though less than a quorum, or by the shareholders at a special meeting called for that purpose. Despite the expiration of his or her term, a director continues to serve until his or her successor is elected and qualifies.

ARTICLE  XI
-----------
                       LIMITATION ON DIRECTOR LIABILITY
     A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article IX shall not adversely affect any right or protection of a director of the Corporation under this Article IX. as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article IX, prior to such repeal or modification.

     Dated  this  18th  day  of  August,  1998.

                             MONACO FINANCE, INC.


By:          /s/  Morris  Ginsburg
             ---------------------------------
                  Morris  Ginsburg,  President

Exhibit  3.5
                             AMENDED AND RESTATED
                                    BYLAWS
                                      OF
                             MONACO FINANCE, INC.

ARTICLE  1
                                 SHAREHOLDERS
1.1 ANNUAL SHAREHOLDERS' MEETING. The annual shareholders' meeting shall be held on the date and at the time and place fixed from time to time by the board of directors; provided, however, that the first annual meeting shall be held on a date that is within six months after the close of the first fiscal year of the Corporation, and each successive annual meeting shall be held on a date that is within the earlier of six months after the close of the last fiscal year or fifteen months after the last annual meeting.

1.2 SPECIAL SHAREHOLDERS' MEETING. A special shareholders' meeting for any purpose or purposes may be called by the board of directors or the president. The Corporation shall also hold a special shareholders' meeting in the event it receives, in the manner specified in Section , one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing not less than one-tenth of all of the votes entitled to be cast on any issue at the meeting. Special meetings shall be held at the principal office of the Corporation or at such other place as the board of directors or the president may determine.

1.3                    RECORD  DATE  FOR  DETERMINATION  OF  SHAREHOLDERS.

(a) In order to make a determination of shareholders (1) entitled to notice of or to vote at any shareholders' meeting or at any adjournment of a shareholders' meeting, (2) entitled to demand a special shareholders' meeting,
(3) entitled to take any other action, (4) entitled to receive payment of a share dividend or a distribution, or (5) for any other purpose, the board of directors may fix a future date as the record date for such determination of shareholders. The record date may be fixed not more than seventy days before the date of the proposed action.

(b) Unless otherwise specified when the record date is fixed, the time of day for determination of shareholders shall be as of the Corporation's close of business on the record date.

(c) A determination of shareholders entitled to be given notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which the board shall do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting.

(d) If no record date is otherwise fixed, the record date for determining shareholders entitled to be given notice of and to vote at an annual or special shareholders' meeting is the day before the first notice is given to shareholders.

(e) The record date for determining shareholders entitled to take action without a meeting pursuant to Sections and is the date a writing upon which the action is taken is first received by the Corporation.

1.4                    VOTING  LIST.

(a) After a record date is fixed for a shareholders' meeting, the secretary shall prepare a list of the names of all its shareholders who are entitled to be given notice of the meeting. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each such class and series that are held by, each shareholder.

(b) The shareholders' list shall be available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the Corporation's principal office or at a place identified in the notice of the meeting in the city where the meeting will be held.

(c) The secretary shall make the shareholders' list available at the meeting, and any shareholder or agent or attorney of a shareholder is entitled to inspect the list at any time during the meeting or any adjournment.

1.5                    NOTICE  TO  SHAREHOLDERS.

(a) The secretary shall give notice to shareholders of the date, time, and place of each annual and special shareholders' meeting no fewer than ten nor more than sixty days before the date of the meeting; except that, if the articles of incorporation are to be amended to increase the number of authorized shares, at least thirty days' notice shall be given. Except as otherwise required by the Colorado Business Corporation Act, the secretary shall be required to give such notice only to shareholders entitled to vote at the meeting.

(b) Notice of an annual shareholders' meeting need not include a description of the purpose or purposes for which the meeting is called unless a purpose of the meeting is to consider an amendment to the articles of incorporation, a restatement of the articles of incorporation, a plan of merger or share exchange, disposition of substantially all of the property of the Corporation, consent by the Corporation to the disposition of property by another entity, or dissolution of the Corporation.

(c) Notice of a special shareholders' meeting shall include a description of the purpose or purposes for which the meeting is called.

(d) Notice of a shareholders' meeting shall be in writing and shall be given
(1) by deposit in the United States mail, properly addressed to the shareholder's address shown in the Corporation's current record of shareholders, first class postage prepaid, and, if so given, shall be effective when mailed;
(2) or by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier or by personal delivery to the shareholder, and, if so given, shall be effective when actually received by the shareholder.

(e) If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment; provided, however, that, if a new record date for the adjourned meeting is fixed pursuant to Section , notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date.

(f) If three successive notices are given by the Corporation, whether with respect to a shareholders' meeting or otherwise, to a shareholder and are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for the shareholder is made known to the Corporation.

1.6 QUORUM. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. A majority of the votes entitled to be cast on the matter by the voting group shall constitute a quorum of that voting group for action on the matter. If a quorum does not exist with respect to any voting group, the president or any shareholder or proxy that is present at the meeting, whether or not a member of that voting group, may adjourn the meeting to a different date, time or place, and (subject to the next sentence) notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed pursuant to Section , notice of the adjourned meeting shall be given pursuant to Section to persons who are shareholders as of the new record date. At any adjourned meeting at which a quorum exists, any matter may be acted upon that could have been acted upon at the meeting originally called; provided, however, that, if new notice is given of the adjourned meeting, then such notice shall state the purpose or purposes of the adjourned meeting sufficiently to permit action on such matters. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting.

1.7 VOTING ENTITLEMENT OF SHARES. Except as stated in the articles of incorporation, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders' meeting. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. On all other matters, voting shall be as provided in the Articles of Incorporation or by law.

1.8                    PROXIES;  ACCEPTANCE  OF  VOTES  AND  CONSENTS.

(a)                    A  shareholder  may  vote either in person or by proxy.

(b) An appointment of a proxy is not effective against the Corporation until the appointment is received by the Corporation. An appointment is valid for eleven months unless a different period is expressly provided in the appointment form.

(c) The Corporation may accept or reject any appointment of a proxy, revocation of appointment of a proxy, vote, consent, waiver or other writing purportedly signed by or for a shareholder, if such acceptance or rejection is in accordance with the provisions of Sections 7-107-203 and 7-107-205 of the Colorado Business Corporation Act.

1.9                    WAIVER  OF  NOTICE.

(a) A shareholder may waive any notice required by the Colorado Business Corporation Act, by the articles of incorporation or these bylaws, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.

(b) A shareholder's attendance at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

1.10 ACTION BY SHAREHOLDERS WITHOUT A MEETING. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. Action taken pursuant to this section shall be effective when the Corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote thereon. Action taken pursuant to this section shall be effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings necessary to effect the action specify another date, which may be before or after the date the writings are received by the Corporation. Such action shall have the same effect as action taken at a meeting of shareholders and may be described as such in any document. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action.

1.11 MEETINGS BY TELECOMMUNICATIONS. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

ARTICLE  2
                                   DIRECTORS

2.1 AUTHORITY OF THE BOARD OF DIRECTORS. The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors.

2.2 NUMBER. The number of directors shall be fixed by resolution of the board of directors from time to time and may be increased or decreased by resolution adopted by the board of directors from time to time, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

2.3 QUALIFICATION. Directors shall be natural persons at least eighteen years old but need not be residents of the State of Colorado or shareholders of the Corporation.

2.4 ELECTION. The board of directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose.

2.5 TERM. Each director shall be elected to hold office until the next annual meeting of shareholders and until the director's successor is elected and qualified.

2.6 RESIGNATION. A director may resign at any time by giving written notice of his or her resignation to any other director or (if the director is not also the secretary) to the secretary. The resignation shall be effective when it is received by the other director or secretary, as the case may be, unless the notice of resignation specifies a later effective date. Acceptance of such resignation shall not be necessary to make it effective unless the notice so provides.

2.7 REMOVAL. Any director may be removed by the shareholders of the voting group that elected the director, with or without cause, at a meeting called for that purpose. The notice of the meeting shall state that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

2.8                    VACANCIES.

(a) If a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors:

(1) The shareholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose; or

(2)                    The  board  of  directors  may  fill  the  vacancy;  or

(3) If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.
(b) Notwithstanding Section and unless otherwise provided in the Articles of Incorporation, if the vacant office was held by a director elected by a voting group of shareholders, then, if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

(c) A vacancy that will occur at a specific later date, by reason of a resignation that will become effective at a later date under Section or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.9 MEETINGS. The board of directors may hold regular or special meetings in or out of Colorado. A regular meeting shall be held in the principal office of the Corporation on the first Monday, which is not a Federal holiday, after the first day of each calendar quarter, commencing at 10:00 Mountain Time, without notice of the date, time, place or purpose of the meeting. The board of directors may, by resolution, establish other dates, times and places for additional regular meetings, which may thereafter be held without further notice. Special meetings may be called by the president or by any two directors and shall be held at the principal office of the Corporation unless another place is consented to by every director. At any time when the board consists of a single director, that director may act at any time, date or place without notice.

2.10 NOTICE OF SPECIAL MEETING. Notice of a special meeting shall be given to every director at least twenty four hours before the time of the meeting, stating the date, time, and place of the meeting. The notice need not describe the purpose of the meeting. Notice may be given orally to the director, personally or by telephone or other wire or wireless communication. Notice may also be given in writing by telegraph, teletype, electronically transmitted facsimile, electronic mail, mail, or private carrier. Notice shall be effective at the earliest of the time it is received; five days after it is deposited in the United States mail, properly addressed to the last address for the director shown on the records of the Corporation, first class postage prepaid; or the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, in the United States mail and if the return receipt is signed by the director to which the notice is addressed.

2.11 QUORUM. Except as provided in Section , a majority of the number of directors fixed in accordance with these bylaws shall constitute a quorum for the transaction of business at all meetings of the board of directors. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by law.

2.12          WAIVER  OF  NOTICE.

(a) A director may waive any notice of a meeting before or after the time and date of the meeting stated in the notice. Except as provided by Section , the waiver shall be in writing and shall be signed by the director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver.
(b) A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless, at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting.

2.13 ATTENDANCE BY TELEPHONE. One or more directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.14 DEEMED ASSENT TO ACTION. A director who is present at a meeting of the board of directors when corporate action is taken shall be deemed to have assented to all action taken at the meeting unless:

(1) The director objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

(2) The director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting;  or

(3) The director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the secretary (or, if the director is the secretary, by another director) promptly after adjournment of  the  meeting.

     The right of dissent or abstention pursuant to this Section as to a specific action is not available to a director who votes in favor of the action taken.

2.15 ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted by law to be taken at a board of directors' meeting may be taken without a meeting if all members of the board consent to such action in writing. Action shall be deemed to have been so taken by the board at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. Such action shall be effective at the time and date it is so taken unless the directors establish a different effective time or date. Such action has the same effect as action taken at a meeting of directors and may be described as such in any document.

ARTICLE  3
                     COMMITTEES OF THE BOARD OF DIRECTORS

3.1                    COMMITTEES  OF  THE  BOARD  OF  DIRECTORS.

(a) Subject to the provisions of Section 7-109-106 of the Colorado Business Corporation Act, the board of directors may create one or more committees and appoint one or more members of the board of directors to serve on them. The creation of a committee and appointment of members to it shall require the approval of a majority of all the directors in office when the action is taken, whether or not those directors constitute a quorum of the board.

(b) The provisions of these bylaws governing meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

(c) To the extent specified by resolution adopted from time to time by a majority of all the directors in office when the resolution is adopted, whether or not those directors constitute a quorum of the board, each committee shall exercise the authority of the board of directors with respect to the corporate powers and the management of the business and affairs of the Corporation; except that a committee shall not:

(1)                    Authorize  distributions;

(2) Approve or propose to shareholders action that the Colorado Business Corporation Act requires to be approved by shareholders;

(3) Fill vacancies on the board of directors or on any of its committees;

(4) Amend the articles of incorporation pursuant to Section 7-110-102 of the Colorado Business Corporation Act;

(5)                    Adopt,  amend,  or  repeal  bylaws;

(6)               Approve a plan of merger not requiring shareholder approval;

(7) Authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or

(8) Authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares; except that the board of directors may authorize a committee or an officer to do so within limits specifically prescribed by the board of directors.

(d) the creation of, delegation of authority to, or action by, a committee does not alone constitute compliance by a director with applicable standards of conduct.

ARTICLE  4
                                   OFFICERS

4.1 GENERAL. The Corporation shall have as officers a president, a secretary, and a treasurer, who shall be appointed by the board of directors. The board of directors may appoint as additional officers a chairman and other officers of the board. The board of directors, the president, and such other subordinate officers as the board of directors may authorize from time to time, acting singly, may appoint as additional officers one or more vice presidents, assistant secretaries, assistant treasurers, and such other subordinate officers as the board of directors, the president, or such other appointing officers deem necessary or appropriate. The officers of the Corporation shall hold their offices for such terms and shall exercise such authority and perform such duties as shall be determined from time to time by these Bylaws, the board of directors, or (with respect to officers whom are appointed by the president or other appointing officers) the persons appointing them; provided, however, that the board of directors may change the term of offices and the authority of any officer appointed by the president or other appointing officers. Any two or more offices may be held by the same person. The officers of the Corporation shall be natural persons at least eighteen years old.

4.2 TERM. Each officer shall hold office from the time of appointment until the time of removal or resignation pursuant to Section or until the officer's death.

4.3 REMOVAL AND RESIGNATION. Any officer appointed by the board of directors may be removed at any time by the board of directors. Any officer appointed by the president or other appointing officer may be removed at any time by the board of directors or by the person appointing the officer. Any officer may resign at any time by giving written notice of resignation to any director (or to any director other than the resigning officer if the officer is also a director), to the president, to the secretary, or to the officer who appointed the officer. Acceptance of such resignation shall not be necessary to make it effective, unless the notice so provides.

4.4 PRESIDENT. The president shall preside at all meetings of shareholders, and the president shall also preside at all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors instead of the president. Subject to the direction and control of the board of directors, the president shall be the chief executive officer of the Corporation and as such shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The president may negotiate, enter into and execute contracts, deeds and other instruments on behalf of the Corporation as are necessary and appropriate to the conduct of the business and affairs of the Corporation or as are approved by the board of directors. The president shall have such additional authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time.

4.5 VICE PRESIDENT. The vice president, if any, or, if there are more than one, the vice presidents in the order determined by the board of directors or the president (or, if no such determination is made, in the order of their appointment), shall be the officer or officers next in seniority after the president. Each vice president shall have such authority and duties as are prescribed by the board of directors or president. Upon the death, absence or disability of the president, the vice president, if any, or, if there are more than one, the vice presidents in the order determined by the board of directors or the president, shall have the authority and duties of the president.

4.6 SECRETARY. The secretary shall be responsible for the preparation and maintenance of minutes of the meetings of the board of directors and of the shareholders and of the other records and information required to be kept by the Corporation under Section 7-116-101 of the Colorado Business Corporation Act and for authenticating records of the corporation. The secretary shall also give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, keep the minutes of such meetings, have charge of the corporate seal and have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, it may be attested by the secretary's signature), be responsible for the maintenance of all other corporate records and files and for the preparation and filing of reports to governmental agencies (other than tax returns), and have such other authority and duties as are appropriate and customary for the office of secretary, except as the same may be expanded or limited by the board of directors from time to time.

4.7 ASSISTANT SECRETARY. The assistant secretary, if any, or, if there are more than one, the assistant secretaries in the order determined by the board of directors or the secretary (or, if no such determination is made, in the order of their appointment) shall, under the supervision of the secretary, perform such duties and have such authority as may be prescribed from time to time by the board of directors or the secretary. Upon the death, absence or disability of the secretary, the assistant secretary, if any, or, if there are more than one, the assistant secretaries in the order designated by the board of directors or the secretary (or, if no such determination is made, in the order of their appointment), shall have the authority and duties of the secretary.

4.8 TREASURER. The treasurer shall have control of the funds and the care and custody of all stocks, bonds and other securities owned by the Corporation, and shall be responsible for the preparation and filing of tax returns. The treasurer shall receive all moneys paid to the Corporation and, subject to any limits imposed by the board of directors, shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in the Corporation's name and on the Corporation's behalf, and give full discharge for the same. The treasurer shall also have charge of disbursement of funds of the Corporation, shall keep full and accurate records of the receipts and disbursements, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the board of directors. The treasurer shall have such additional authority and duties as are appropriate and customary for the office of treasurer, except as the same may be expanded or limited by the board of directors from time to time.

4.9 ASSISTANT TREASURER. The assistant treasurer, if any, or, if there are more than one, the assistant treasurers in the order determined by the board of directors or the treasurer (or, if no such determination is made, in the order of their appointment) shall, under the supervision of the treasurer, have such authority and duties as may be prescribed from time to time by the board of directors or the treasurer. Upon the death, absence or disability of the treasurer, the assistant treasurer, if any, or if there are more than one, the assistant treasurers in the order determined by the board of directors or the treasurer (or, if no such determination is made, in the order of their appointment), shall have the authority and duties of the treasurer.

4.10 COMPENSATION. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors. Election or appointment of an officer shall not of itself create a contractual right to compensation for services performed as such officer.

ARTICLE  5
                                INDEMNIFICATION

5.1                    DEFINITIONS.  As  used  in  this  article:
(a) "Corporation" includes any domestic or foreign entity that is a predecessor of the Corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

(c)                    "Expenses"  includes  counsel  fees.

(d) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(e) "Official capacity" means, when used with respect to a director, the office of director in the Corporation and, when used with respect to a person other than a director, the office in the Corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the Corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(f) "Party" includes a person who was, is or is threatened to be made a named defendant or respondent in a proceeding.

(g) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

5.2                    AUTHORITY  TO  INDEMNIFY  DIRECTORS.

(a) Except as provided in Section , the Corporation shall indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

(1)                 The person conducted himself or herself in good faith; and

(2)                    The  person  reasonably  believed:

(A) In the case of conduct in an official capacity with the Corporation, that his or her conduct was in the Corporation's best interests; and

(B) In all other cases, that his or her conduct was at least not opposed to the Corporation's best interests; and

(3) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(b) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of Section . A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of Section .

(c) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this Section .

(d)          The Corporation may not indemnify a director under this Section .

(1) In connection with a proceeding by or in the right of the Corporation in which the director was adjudged liable to the Corporation; or

(2) In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(e) Indemnification permitted under this Section in connection with a proceeding by or in the right of the Corporation is limited to reasonable expenses incurred in connection with the proceeding.

5.3 MANDATORY INDEMNIFICATION OF DIRECTORS. The Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

5.4                    ADVANCE  OF  EXPENSES  TO  DIRECTORS.

(a) The Corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(1) The director furnishes to the Corporation a written affirmation of the director's good faith belief that he or she has met the standard of conduct described in Section .

(2) The director furnishes to the Corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and

(3) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(b) The undertaking required by Section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(c) Determinations and authorizations of payments under this Section shall be made in the manner specified in Section .

5.5 COURT-ORDERED INDEMNIFICATION OF DIRECTORS. A director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(1) If it determines that the director is entitled to mandatory indemnification under Section , the court shall order indemnification, in which case the court shall also order the Corporation to pay the directors reasonable expenses incurred to obtain court-ordered indemnification.

(2) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in Section or was adjudged liable in the circumstances described in Section , the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in Section is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

5.6           DETERMINATION AND AUTHORIZATION OF INDEMNIFICATION OF DIRECTORS.

(a) The Corporation may not indemnify a director under Section unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in Section . The Corporation shall not advance expenses to a director under Section unless authorized in the specific case after the written affirmation and undertaking required by Section and are received and the determination required by
Section    has  been  made.

(b)                    The  determinations required by Section  shall be made:

(1) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(2) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(c) If a quorum cannot be obtained as contemplated in Section , and a committee cannot be established under Section if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by
Section    shall  be  made:

(1) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in Section or , or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(2)                    By  the  shareholders.

(d) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

5.7            INDEMNIFICATION OF OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS.

(a) An officer is entitled to mandatory indemnification under Section and is entitled to apply for court-ordered indemnification under Section , in each case to the same extent as a director;

(b) The Corporation may indemnify and advance expenses to an officer, employee, fiduciary or agent of the Corporation to the same extent as to a director; and

(c) The Corporation may also indemnify and advance expenses to an officer, employee, fiduciary or agent who is not a director to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

5.8 INSURANCE. The Corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the Corporation, or who, while a director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Section , or . Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

5.9 NOTICE TO SHAREHOLDERS OF INDEMNIFICATION OF DIRECTOR. If the Corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

ARTICLE  6
                                    SHARES

6.1 CERTIFICATES. Certificates representing shares of the capital stock of the Corporation shall be in such form as is approved by the board of directors and shall be signed by the chairman or vice chairman of the board of directors (if any), or the president or any vice president, and by the secretary or an assistant secretary or the treasurer or an assistant treasurer. All certificates shall be consecutively numbered, and the names of the owners, the number of shares and the date of issue shall be entered on the books of the Corporation. Each certificate representing shares shall state upon its face
(a) That the Corporation is organized under the laws of the State of Colorado;
(b)                    The  name  of  the  person  to  whom  issued;
(c) The number and class of the shares and the designation of the series, if any, that the certificate represents;
(d) The par value, if any, of each share represented by the certificate;
(e) A conspicuous statement, on the front or the back, that the Corporation will furnish to the shareholder, on request in writing and without charge, information concerning the designations, preferences, limitations and relative rights applicable to each class, the variations in preferences, limitations and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series; and
(f) Any restrictions imposed by the Corporation upon the transfer of the shares represented by the certificate.

6.2                    FACSIMILE  SIGNATURES.  Where  a  certificate is signed
(a) By a transfer agent other than the Corporation or its employee, or

(b)                 By a registrar other than the Corporation or its employee,

any or all of the officers' signatures on the certificate required by Section may be facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any certificate shall cease to be such officer, transfer agent, or registrar, whether because of death, resignation, or otherwise, before the certificate is issued by the Corporation, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

6.3 TRANSFERS OF SHARES. Transfers of shares shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed by the person or persons appearing upon the face of such certificate to be the owner, or accompanied by a proper transfer or assignment separate from the certificate, except as may otherwise be expressly provided by the statutes of the State of Colorado or by order of a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer. The Corporation shall be entitled to treat the person in whose name any shares are registered on its books as the owner of those shares for all purposes and shall not be bound to recognize any equitable or other claim or interest in the shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interest.
6.4 SHARES HELD FOR ACCOUNT OF ANOTHER. The board of directors may adopt by resolution a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution shall set forth
(a)                    The  classification  of  shareholders  who may certify;

(b)           The purpose or purposes for which the certification may be made;

(c)          The form of certification and information to be contained herein;

(d) If the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or the closing of the stock transfer books within which the certification must be received by the Corporation; and

(e) Such other provisions with respect to the procedure as are deemed necessary or desirable. Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

ARTICLE  7
                                 MISCELLANEOUS

7.1 CORPORATE SEAL. The board of directors may adopt a seal, circular in form and bearing the name of the Corporation and the words "SEAL" and "COLORADO," which, when adopted, shall constitute the seal of the Corporation. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced or rubber stamped with indelible ink.

7.2 FISCAL YEAR. The board of directors may, by resolution, adopt a fiscal year for the Corporation.

7.3 RECEIPT OF NOTICES BY THE CORPORATION. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the Corporation when they are received
(a)      At the registered office of the Corporation in the State of Colorado;

(b) At the principal office of the Corporation (as that office is designated in the most recent document filed by the Corporation with the Secretary of State for the State of Colorado designating a principal office) addressed to the attention of the secretary of the Corporation;

(c) By the secretary of the corporation wherever the secretary may be found; or

(d) By any other person authorized from time to time by the board of directors, the president, or the secretary to receive such writings, wherever such person is found.

7.4 AMENDMENT OF BYLAWS. These Bylaws may at any time and from time to time be amended, supplemented or repealed by the board of directors.

     The undersigned directors have adopted the foregoing bylaws as the Amended and Restated Bylaws of Monaco Finance, Inc., effective August 13, 1998.


/s/  Morris  Ginsburg                    /s/  Irwin  L.  Sandler
     ----------------                         ------------------
     Morris  Ginsburg                         Irwin  L.  Sandler

/s/ Bill  C.  Bradley                    /s/  John  Sloan
     -----------------                        ------------------
     Bill  C.  Bradley                        John  Sloan

/s/  Bobby  Hashaway                     /s/  Joseph  A.  Cutrona
     ----------------                         ------------------
     Bobby  Hashaway                          Joseph  A.  Cutrona

/s/  Bill  Clark                         /s/  Leonard  M.  Snyder
     ----------------                         ------------------
     Bill  Clark                              Leonard  M.  Snyder

Exhibit  10.69
                        CONVERSION AND RIGHTS AGREEMENT


     THIS CONVERSION AND RIGHTS AGREEMENT (the "Agreement") dated as of July 1, 1998, is made by and between Monaco Finance, Inc., a Colorado corporation (the "Company") and Pacific USA Holdings Corp., a Texas corporation ("Pacific").

                                   RECITALS

     WHEREAS, the Company and Pacific entered into a loan arrangement, pursuant to which Pacific made a loan to the Company (the "Loan") evidenced by that certain promissory note dated June 30, 1998 (the "Note") in the principal amount of Five Million and No/100 Dollars ($5,000,000.00); and

     WHEREAS, the outstanding principal amount of the Loan as of the Effective Date (as defined below) is Five Million and No/100 Dollars ($5,000,000,00)
(the  "Outstanding  Principal  Amount");  and

     WHEREAS, the Company and Pacific entered into a Pledge and Security Agreement dated as of June 30, 1998 whereby the Company pledged the Collateral (as defined therein) to secure the obligations of the Company under the Loan Agreement; and

     WHEREAS, the Company and Pacific desire to (i) convert $4,463,250.00 of the Outstanding Principal Amount of the Note into shares of Class A Common Stock of the Company and (ii) accomplish certain related purposes, all as set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in exchange for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

Section  1.          Definitions
                     -----------

     The following terms when used in this Agreement shall have the following meanings:


     "Commission"  means  the  Securities  and  Exchange  Commission.

     "Exchange Act" means the Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

     "Registrable Securities" means (i) the Conversion Shares and (ii) any capital stock of the Company issued as a dividend or other distribution with respect thereto, or in exchange for or in replacement of, the Conversion Shares.

"Securities Act" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

Section  2.          Conversion
                     ----------

     (a) The parties hereby agree that as of the Effective Date, $4,463,250.00 of the Outstanding Principal Amount of the Loan shall be converted into Class A Common Stock of the Company, par value $.01 per share ("Common Stock"). The number of shares of Common Stock to be delivered to Pacific by the Company upon such conversion ("Conversion Shares") shall be determined by dividing the $4,463,250.00 by $0.95.

     (b) The Company hereby agrees to deliver, on the Effective Date, the Conversion Shares to Pacific per its instructions. At Pacific's request, the Company shall register the Conversion Shares in the name of a wholly owned subsidiary. In such event, the term "Pacific" shall include such wholly owned subsidiary.

Section  3.          Request  for  Registration
                     --------------------------

     (a) Pacific (so long as it or any of its affiliates own at least 25% of the Registrable Securities) may request in a written notice that the Company file a registration statement under the Securities Act covering the registration of all or part of the Registrable Securities. Following receipt of any notice under this Section 3(a) the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that Pacific has requested be registered in accordance with the manner of disposition specified in such notice by Pacific.

     (b) If Pacific intends to have the Registrable Securities distributed by means of an underwritten offering, then Pacific shall enter into an underwriting agreement in customary form with the underwriter or underwriters. An underwriter or underwriters shall be selected by Pacific and shall be approved by the Company, which approval shall not be unreasonably withheld; provided (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Pacific, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of Pacific, and (iii) that Pacific shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties to or agreements regarding Pacific, the Registrable Securities and Pacific's intended method of distribution and any other representations required by law or reasonably required by the underwriter.


(c) The Company shall not be obligated to effect more than two registrations pursuant to this Section 3; provided that a registration requested pursuant to this Section 3 shall not be deemed to have been effected for purposes of this Section 3 unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in
Section 6(a), (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order of requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Pacific).

     (d) If the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (collectively, a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a request for registration under this Section 3 until such Valid Business Reason no longer exists, but in no event for more than three months from the date of the notice referred to below, and, in case any such registration statement has been filed the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice (a "Delay Notice") of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Upon the request of Pacific, the Company will disclose to Pacific the nature of such Valid Business Reason in reasonable detail; provided that Pacific executes a confidentiality agreement reasonably satisfactory to the Company; provided further that any such confidentiality agreement shall terminate upon the earlier of the public disclosure of such Valid Business Reason or three months from the date of such Delay Notice. Notwithstanding the foregoing provisions of this subparagraph (d), no registration statement filed and subsequently withdrawn by reason of any existing or anticipated Valid Business Reason as hereinabove provided shall count as one of the two registration statements referred to in the limitation in Section 3(c) and the Company shall be entitled to serve only one Delay Notice (i) within any period of 180 consecutive days, or (ii) with respect to any three consecutive registrations requested pursuant to this Section 3 or Section 5.

     (e) In the event that Pacific shall determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the SEC, and (i) Pacific requests the Company to withdraw such registration statement, if theretofore filed with the SEC, with respect to the Registrable Securities covered thereby, or if the offering is not consummated for any reason and (ii) Pacific agrees to bear its expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then Pacific shall not be deemed to have exercised its right to require the Company to register Registrable Securities pursuant to this
Section  3.

     (f) Without the written consent of Pacific, neither the Company nor any other holder of securities of the Company may include securities in a registration pursuant to this Section 3 if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

Section  4.     Incidental Registration. Each time the Company shall determine
                -----------------------
to proceed with the actual preparation and filing of a registration statement under the Securities Act on any form (other than Form S-4 or Form S-8) that would permit the inclusion of the Registrable Securities in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to Pacific. Upon the written request of Pacific given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities for which Pacific has so requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Pacific of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this Section 4 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the written opinion of the managing underwriter, the total amount of securities to be so registered, including the Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration (i) first, all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising rights similar to those granted in Section 3(a) and without having the adverse effect referred to above, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to this Section 4 or is required to registered on behalf of any third party exercising rights similar to those granted in
Section 3(a) is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 4; provided that if the number of Registrable Securities requested to be included in such registration by Pacific pursuant to this Section 4, together with the number of securities to be included in such registration pursuant to clause (i) of this Section 4, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities requested to be included in such registration by Pacific shall be limited to such extent.

Section  5.     Registration on Form S-3.  If at any time (a) Pacific requests
                ------------------------
in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by Pacific, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto, then the Company shall use its best efforts to register as soon as practicable under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such request, the Registrable Securities specified in such request. Whenever the Company is required by this Section 5 to use its best efforts to effect the registration of Registrable Securities, each of the limitations, procedures and requirements of Section 3(b) and (d) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on From S-3 that may be requested and obtained under this
Section 5. The Company will use its best efforts to qualify and maintain its qualification as a registrant entitled to use Form S-3 or any successor thereto.

Section  6.     Obligations of the Company.  Whenever required under Section 3
                --------------------------
or Section 5 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to Pacific copies of any such amendments and supplements prior to their being used or filed with the Commission;

     (c) furnish to Pacific such numbers of copies of the registration statements and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as Pacific may reasonably request and make available for inspection by the parties referred to in Section 6(d) below such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

     (d) provide (i) Pacific, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof,
(iii) the sales or placement agent, if any, therefor, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for Pacific the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

(e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to do so; and provided further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that Pacific submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless Pacific agrees to do so;

     (f) promptly notify Pacific, the sales or placement agent, if any, and the managing underwriter or underwriters, if any, and confirm such advice in writing (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission or by any Blue Sky securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for the purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement or other customary agreement cease to be true and correct in all material respects, or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

     (h) promptly notify Pacific at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of Pacific promptly prepare and furnish to Pacific a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

     (i) furnish, at the request of Pacific, if the method of distribution is by means of an underwriting on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific as to such matters as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to Pacific, and if such accountants refuse to deliver such letters to Pacific, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or Pacific, as the case may be, may reasonably request and as would be customary in such a transaction;

     (j) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

     (k) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect registration or the offering or sale in connection therewith or to enable Pacific to offer, or to consummate the disposition of, their Registrable Securities;

     (l) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

For purposes of Sections 6(a) and 6(b), and with respect to (i) registration required pursuant to Section 3, (A) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and (B) the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and six (6) months after the effective date thereof, and (ii) registrations required pursuant to Section 5, the period of distribution of Registrable Securities in any registration (firm commitment underwritten or otherwise) shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and three (3) months after the effective date thereof.

     Pacific agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (h) of this Section 6, Pacific will forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until Pacific's receipt of the copies of the supplemented or amended prospectus contemplated by clause (h) of this Section 6, and, if so directed by the Company, Pacific will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Pacific's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that any period of time during which Pacific must discontinue disposition of the Registrable Securities shall not be included in the determination of a period of distribution for purposes of Sections 6(a) and 6(b).

Section 7.      Furnish Information.  It shall be a condition precedent to the
               --------------------
obligations of the Company to take any action pursuant to this Agreement, that Pacific shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

Section  8.     Expenses of Registration.  All expenses incurred in connection
                ------------------------
with the first registration effected pursuant to Section 3, and each registration pursuant to Section 4 and Section 5 of this Agreement, excluding underwriter's discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expense of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. (the "NASD") or listing fees, messenger and deliver expenses, all fees and expenses of complying with state securities or blue sky laws, and fees and disbursements of counsel for the Company and Pacific, shall be paid by the Company; provided, however, that if a registration request pursuant to Section 3 of this Agreement is subsequently withdrawn at the request of Pacific, Pacific shall bear such expenses; and provided further, that if a registration request pursuant to Section 5 of this Agreement is subsequently withdrawn at the request of Pacific, the Company shall not be required to pay any expenses of such registration proceeding, and Pacific shall bear such expenses.
Pacific shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registration, filings, and qualifications made pursuant to this Agreement. In addition, Pacific shall pay all expenses incurred in connection with the second registration effected pursuant to Section 3.

Section  9.            Underwriting  Requirements.    In  connection  with any
                       --------------------------
underwritten offering, the Company shall not be required under Section 4 to include Registrable Securities in such underwritten offering, unless Pacific accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

Section  10.        Rule 144 and Rule 144A Information.  With a view to making
                    ----------------------------------
available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, the Company agrees to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) furnish to Pacific forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as Pacific may reasonably request in availing itself of any rule or regulation of the Commission allowing Pacific to sell any Registrable Security without registration.

Notwithstanding anything contained in this Section 10, the Company may cease to file reports with the Commission under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

Section  11.     Indemnification.  In the event any Registrable Securities are
                 ---------------
included  in  a  registration  statement  under  this  Agreement:

     (a) The Company shall indemnify and hold harmless Pacific, its directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities
Act), and each person, if any, who controls Pacific or participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of a material fact contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Pacific, its directors  and  officers,  participating  person  or  controlling  person; and
provided, further, that the Company will not be liable to Pacific, its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or preliminary prospectus that is corrected in the final registration statement and prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage, liability or action purchased Registrable Securities but was not sent or given a copy of the final prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person in any case where such delivery of the final registration statement and prospectus (as amended or supplemented) is required by the Securities Act and such final prospectus (as amended or supplemented) was previously delivered in a timely manner to Pacific by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Pacific, its directors and officers, participating person or controlling person, and shall survive the transfer of such securities by Pacific.

     (b) Pacific shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) to the same extent as the foregoing indemnity from the Company to Pacific but only with reference to written information relating to Pacific furnished to the Company expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Pacific (which consent shall not be unreasonably withheld); and provided further, that the liability of Pacific hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the gross proceeds from the sale of the shares sold by Pacific under such registration statement bears to the total gross proceeds from the sale of all securities sold thereunder, but not in any event to exceed the gross proceeds actually received by Pacific from the sale of Registrable Securities by such registration statement.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the name parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Pacific, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company in the case of the parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reasons of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in the first or second paragraph of this Section 11 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11, Pacific shall not be required to contribute any amount in excess of the amount of gross proceeds received by Pacific from the sale of Registrable Securities covered
by  such  registration  statement.    No  person  guilty  of  fraudulent
misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any right or remedies that may otherwise be available to any indemnified party at law or in equity.

Section  12.          Transfer  of  Registration  Rights.
                      ----------------------------------

     The registration rights of Pacific under this Agreement may be transferred to (a) any transferee of such Registrable Securities who acquires all Registrable Securities of Pacific or (b) any affiliate of Pacific.

 Section  13.          Intentionally  Deleted.
                       -----------------------

Section  14.        Intentionally  Deleted.
                    -----------------------


Section  15.          Representations  and  Warranties  of  the  Company
                      --------------------------------------------------

     (a)         Organization and Good Standing.  The Company is a corporation
                 ------------------------------
duly organized, validly existing and in good standing under the law of the State of Colorado and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Company to perform its obligations hereunder.

     (b)        Authorization.  The Company has the power, authority and legal
                -------------
right to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate and shareholder action.

     (c)      Binding Obligation.  This Agreement, assuming due authorization,
              ------------------
execution and delivery by Pacific, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)      No Violation.  The consummation of the transactions contemplated
              ------------
by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Company, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or any of its properties.
(e)       Approvals.  All approvals, authorizations, consents, orders or other
          ---------
actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Effective Date.

     (f)       Conversion Shares.  All of the Conversion Shares have been duly
               -----------------
authorized, and upon delivery thereof to Pacific in accordance with Section 2 hereof, shall be validly issued, fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and restrictions (other than as set forth in this Agreement).

     (g)         Capital Stock.  At the Effective Date, the authorized capital
                 -------------
stock of the Company consists of 30,000,000 shares of Class A Common Stock, of which 8,074,631 shares are issued and outstanding, 2,250,000 shares of Class B Common Stock, of which 1,273,715 shares are issued and outstanding, and 10,000,000 shares of preferred stock, no par value, of which 2,356,236 shares are issued and outstanding.

     (h)     Securities Laws.     Under the circumstances contemplated by this
             ----------------
Agreement  and  assuming  the  accuracy  of  the representations of Pacific in
Section 16 of this Agreement, the offer, issuance, sale and delivery of the Conversion Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

     (i)          SEC Filings.     The Company has made all filings that it is
                  ------------
required to make with the Commission under the Securities Act and the Exchange Act (the "Company SEC Reports"). As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section  16.          Representations  and  Warranties  of  Pacific.
                      ---------------------------------------------

     (a)        Organization and Good Standing.  Pacific is a corporation duly
                ------------------------------
organized, validly existing and in good standing under the laws of the State of Texas and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of Pacific to perform its obligations hereunder.

     (b)      Authorization.  Pacific has the power, authority and legal right
              -------------
to execute, deliver and perform under the terms of this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by Pacific by all necessary corporate action.

     (c)      Binding Obligation.  This Agreement, assuming due authorization,
              ------------------
execution and delivery by the Company, constitutes a legal, valid and binding obligation of Pacific, enforceable against Pacific in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

     (d)      No Violation.  The consummation of the transactions contemplated
              ------------
by the fulfillment of the terms of this Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of Pacific, or any indenture, agreement, mortgage, deed of trust or other instrument to which Pacific is a party or by which it is bound, or in the creation or imposition of any lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, or violate any law, or any order, rule or regulation applicable to Pacific of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Pacific or any of its properties.

     (e)         Approvals. All approvals, authorizations, consents, orders or
                 ---------
other actions of any person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Effective Date.

     (f)        Sole Owner.  Pacific is the sole owner of the Note and has not
                ----------
sold, assigned or otherwise conveyed any interest in the Note to any Person or entity.

     (g)         Private Placement.  Except as contemplated by this Agreement,
                 -----------------
Pacific will acquire the Conversion Shares for investment, and not for the interest of any other person, not for resale to any other person and not with a view to or in connection with any sale or distribution.

Section  17.     Opinion of the Company's Counsel.  On or before the Effective
                 --------------------------------
Date, the Company shall have delivered to Pacific an opinion, satisfactory to Pacific, of outside counsel to the Company, dated the Effective Date, substantially to the effect that:

     (a) The Company is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation and has the corporate power and authority to own and hold the properties owned and leased by it and to carry on the business in which it is engaged. The Company has the corporate power and authority to enter into this Agreement, to issue and sell the Conversion Shares and to carry out the provisions of this Agreement.

     (b) The Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to (i) limitations under applicable, bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies and (ii) limitations as rights of indemnification or contribution may be limited by principles of public policy.

     (c) The Conversion Shares have been duly authorized, validly issued and delivered by the Company. The Conversion Shares are fully paid and nonassessable, and are entitled to the rights, preferences and provisions of the Company's Articles of Incorporation and the benefits of the provisions of this Agreement applicable thereto. The certificates evidencing the Conversion Shares are in valid and sufficient form.

     (d) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Board of Directors and shareholders of the Company in connection with the execution and delivery of this Agreement, the offer, issuance and sale of the Conversion Shares and the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.

     (e)       Assuming the accuracy of the representations made by Pacific in
Section 16 of this Agreement, the Company has obtained the approval or consent of all governmental agencies or bodies required pursuant to the laws of the State of Colorado or federal laws of the United States for the legal and valid execution and delivery of this Agreement and the legal and valid offer, issuance and sale of the Conversion Shares and for the performance of the obligations of the Company under all provisions of this Agreement. The
Company  is  not  in  violation  of  any  term,  provision or condition of its
Articles  of  Incorporation  or  bylaws.    Assuming  the  accuracy  of  the
representations made by Pacific in Section 16 of this Agreement, the execution, delivery and performance of this Agreement, the offer, issuance and sale of the Conversion Shares and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Articles of Incorporation or the bylaws of the Company, any laws of the State of Colorado or the federal laws of the United States affecting the Company or its business or any agreement known to such counsel to which the Company is a party with any of its shareholders.

     (f)       Assuming the accuracy of the representations made by Pacific in
Section 16 of this Agreement, the offer, sale, issuance and delivery of the Conversion Shares to Pacific under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act and applicable securities laws of the State of Colorado.

Section  18.            Effective  Date.
                        ----------------

     This Agreement shall become effective as of the date first above written (the "EffectiveDate") provided each of the parties hereto shall have executed this Agreement or a counterpart hereof on or before September 1, 1998.

Section  19.          Notices.    All  notices,  requests,  consents and other
                      --------
communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

 (a)          if  to  Pacific:

     Pacific  USA  Holdings  Corp.
     5999  Summerside  Drive,  Suite  112
     Dallas,  Texas  75252
     Attn:  Bill  C.  Bradley,  Chief  Executive  Officer
     Facsimile  No.    (972)  248-5023

With  a  Copy  to:

     Pacific  USA  Holdings  Corp.
     3200  Southwest  Freeway,  Suite  1220
     Houston,  Texas  77027
     Attn:  Cathryn  L.  Porter,  Chief  General  Counsel
     Facsimile  No.  (713)  871-0155

 (b)          if  to  Company:

     Monaco  Finance,  Inc.
     370  Seventeenth  Street,  Suite  5060
     Denver,  Colorado  80202
     Attn:  Irwin  L.  Sandler,  Executive  Vice  President
     Facsimile  No.  (303)  405-6496

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid. Any party may change its address for notice by notifying the other party pursuant to the above notice provisions.

Section  20.            Miscellaneous.
                        -------------

     (a)          Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which together will constitute one and the same instrument.

     (b)     Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of Colorado, without regard to the application of choice of law principles, except to the extent that such laws are superseded by federal law.

     (c)          Binding Agreement.  This Agreement shall be binding upon and
                  -----------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     (d)       Amendments; No Waivers.  Any provision of this Agreement may be
               ----------------------
amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pacific and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (e)       Severability.  If any term or other provision of this Agreement
               ------------
is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

     (f)      Specific Performance.  The parties hereto agree that irreparable
              --------------------
damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

IN WITNESS WHEREOF, this CONVERSION AND RIGHTS AGREEMENT has been signed and delivered by the parties as of the date first above written.


     MONACO  FINANCE,  INC.,
a  Colorado  corporation


     By:  /s/  Morris  Ginsburg
               ----------------
        Name:  Morris  Ginsburg
       Title:  Chairman  of  the  Board  of  Directors:


     PACIFIC  USA  HOLDINGS  CORP.,
a  Texas  corporation


     By:  /s/  John  Sloan
               -----------
        Name:  John  Sloan
       Title:  Chief  Operating  Officer

Exhibit  10.70
June  25,  1998

Via  Facsimile  212-403-3734

Rothschild  North  America,  Inc.
1251  Avenue  of  the  Americas
New  York,  New  York  10020
Attention:    Mr.  Rick  Fingeret

Ladies  and  Gentlemen:

          Reference is made to the Amended and Restated Note Purchase Agreement, dated as of January 9, 1996 (as amended or modified from time to time, the "Note Purchase Agreement"), between Rothschild North America, Inc. ("Rothschild") and Monaco Finance, Inc. (the "Company"). Each capitalized term used but not otherwise defined herein has the meaning given to it in the Note Purchase Agreement.

          Notwithstanding anything to the contrary contained in the Note Purchase Agreement or the Notes:

          1. In lieu of the principal payment of $416,667 due on July 1, 1998, the Company shall make a principal payment to Rothschild on or before June 30, 1998 in an amount equal to $600,000.

          2. On the last business day of each September, December, March and June following July 1, 1998, the Company shall pay and apply pro rata to, and there shall become due and payable on, the principal Indebtedness evidenced by the Notes the aggregate amount of $450,000.

3.          Rothschild  waives any Default or any Event of Default or right to require
prepayment  of  the  Notes  which  may  have been available to Rothschild as a result  of  the  Company's  Stockholder's Equity as stated in its December 31,
1997  audited  financial  statements.    Other  than  the  foregoing  waiver,
Rothschild retains all of its rights and remedies as the sole holder of the Notes.

          4. The Notes will be paid in full prior to the maturity of the Black Diamond/Heller Notes.

          If the above is acceptable to you, kindly execute a copy of this letter in the space provided below and return a copy of the same to me.

                              Very  truly  yours,

                              MONACO  FINANCE,  INC.
By:            /s/  Irwin  L.  Sandler
             -------------------------
Its:          Executive  Vice  President
              --------------------------


ROTHSCHILD  NORTH  AMERICA,  INC.
By:          /s/  Rick  Fingeret
             -------------------
Its:          President  and  Chief  Executive  Officer
              -----------------------------------------

Exhibit  10.71
                          CONSENT AND AMENDMENT NO. 1
                                      TO
                        INDENTURE AND RELATED DOCUMENTS
                        -------------------------------
     This Consent and Amendment No. 1 to Indenture and Related Documents (this "Amendment") is entered into as of September 9, 1998 between Norwest Bank Minnesota, N.A., as trustee ("Trustee"), and Monaco Finance, Inc., a Colorado corporation ("Company"), and is consented and agreed to by each of the Holders of the Notes issued pursuant to the Indenture dated as of January 9, 1996 (as heretofore, now or hereafter amended, supplemented, restated or otherwise modified, the "Indenture") between Company and Trustee.
                                   RECITALS
                                   --------
     WHEREAS, Black Diamond Advisors, Inc. ("Black Diamond") and Heller Financial, Inc. ("Heller"), who constitute the Holders of a majority of the aggregate principal amount of the Notes, have informed Company that such Holders believe that a Change of Control occurred as a result of the issuance of Convertible Preferred Stock and Class A Common Stock to affiliates of Pacific USA Holdings Corp. ("Pacific USA") and the execution of an option agreement and buy/sell agreement with Pacific USA and its affiliates as more fully described in the Proxy Statement of Company dated February 3, 1998 (the "Alleged Change of Control");
WHEREAS, pursuant to Section 3.01(c) of the Indenture, the occurrence of a Change of Control would enable the Holders of a majority in aggregate principal amount of the Notes (i.e., Black Diamond and Heller) to declare the entire principal and all interest accrued on all Notes immediately due and payable;
WHEREAS, the Holders of all of the Notes have agreed to waive any mandatory prepayment rights they believe they have under Section 3.01(c) of the Indenture in connection with the Alleged Change of Control, subject to the terms and conditions set forth herein, including, without limitation, the shortening of the maturity date of the Notes to the earlier of (a) October 1, 1999 or (b) the date the Rothschild Debt is paid in full, and the addition of required principal payments on the Notes of $135,000 per month; WHEREAS, the Trustee, with the consent of the Holders of all of the Notes, has agreed to amend the Indenture and certain related documents and instruments, to reflect such shortened maturity, such required principal payments and certain other amendment, all on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:
1.       DEFINITIONS.  Unless otherwise defined herein, capitalized terms used
--       -----------
in  this  Amendment  shall  have  the  meanings  ascribed to such terms in the
Indenture.
2.        LIMITED WAIVER BY HOLDERS OF NOTES.  The Holders of all of the Notes
--        ----------------------------------
hereby  waive  (a) any mandatory prepayment of the Notes which would otherwise
--
be deemed to occur under Section 3.01(c) of the Indenture arising solely as a result of the Alleged Change of Control and (b) any Default or Event of Default arising solely as a result of the Alleged Change of Control.
3.     AMENDMENTS TO INDENTURE.  Subject to satisfaction of the conditions set
--     -----------------------
forth in Section 7 hereof, Company and Trustee, with the consent of the Holders of all Notes, agree to amend the Indenture as follows:
     (a) The definition of the term "Notes" in the second paragraph of the Indenture is hereby amended from "the 12% Convertible Senior Subordinated Notes due 2001" to "the 12% Convertible Senior Subordinated Notes due 2001 as amended and restated by the Amended and Restated 12% Senior Subordinated Notes due 1999" and the former clause is hereby deleted and replaced with the later clause in each place the former clause appears in the Indenture and in Exhibit B to the Indenture.
(b) The defined terms "Common Stock," "Conversion Date," "Conversion Price," "Conversion Shares," and "Supplemental Indenture" and all references to such terms in the Indenture are hereby deleted.
(c) Section 4.07(b) of the Indenture is hereby deleted and replaced with the following:
     (b) the sum of (i) $12,669,639 plus (ii) 65% of Consolidated Net Income (without any deduction or offset for losses) for each year after December 31, 1993.
     (d)          The following new Section 4.22 is hereby added to the end of
Article  4  of  the  Indenture:
     SECTION 4.22. ROTHSCHILD DEBT. The Company represents and warrants that the maturity date of all Notes (as defined in that certain Amended and Restated Note Purchase Agreement dated as of January 9, 1996 (as amended or otherwise modified from time to time, the "Rothschild Note Purchase Agreement") between Monaco Finance, Inc. and Rothschild North America, Inc.) and all other Indebtedness issued pursuant to the Rothschild Note Purchase Agreement or otherwise owed by Company or any Subsidiary thereof to Rothschild North America, Inc. or any of its Affiliates (collectively, the "Rothschild Debt") is on or after October 1, 1999 and the aggregate scheduled quarterly principal payments on the Rothschild Debt are $450,000 or less. The Company shall not permit the maturity date of any of the Rothschild Debt to be prior to October 1, 1999 without the written consent of the Majority Holders and the Company shall not permit the aggregate amount of principal payments on the Rothschild Debt during any quarter to exceed $450,000 unless it increases each monthly principal payment payable to the Holders under the Notes during such quarter by one-third (1/3) of such amount (it being the intention of the parties that the Holders receive increased principal payments on the Notes on a dollar-for-dollar basis if the Company increases the amount of its principal payments on the Rothschild Debt). Except for a $200,000 prepayment in July, 1998, there have been no prepayments of the Rothschild Debt.
     (e) Article 10 of the Indenture is hereby deleted in its entirety and replaced with the following:
                            [INTENTIONALLY DELETED]

     (f) Exhibit A to the Indenture is hereby deleted in its entirety and replaced with Exhibit A hereto.
                ----------
4.          AMENDMENTS  TO PURCHASE AGREEMENT.  Subject to satisfaction of the
            ---------------------------------
conditions set forth in Section 7 hereof, Company and the Holders of all Notes agree to amend the Purchase Agreement as follows:
(f) All references to the term "Conversion Shares" in the Purchase Agreement are hereby deleted.
(g) The first and second sentences of Section 1 of the Purchase Agreement are hereby deleted in their entirety and replaced with the following:
     The  Company  proposes  to  issue  and  sell  (the  "Offering") to Heller
                                                          --------
Financial, Inc. ("Heller"), Black Diamond Advisors, Inc. ("Black Diamond") and
                  ------                                   -------------
the other purchasers listed on Annex 1 hereto (together with Heller and Black Diamond, each an "Initial Purchaser" and collectively, the "Initial
                     ------------------                             -------
Purchasers"), an aggregate of $5,000,000 principal amount of 12% Convertible Senior Subordinated Notes due 2001 (as amended and amended and restated, including without limitation, as amended and restated by the aggregate of $5,000,000 principal amount of Amended and Restated 12% Senior Subordinated Notes due 1999, the "Notes"). Interest on the Notes is payable at the rate of
                     -----
12%  per  annum.

(h) The second sentence of the second paragraph of Section 1 of the Purchase Agreement is hereby deleted and replaced with the following:
     Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear substantially the following legend (except that the last sentence shall not appear on Notes issued to Black Diamond or its affiliates or principals as provided in the Indenture):

(i) Section 5(m) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     (m) For so long as Heller and Black Diamond and their respective affiliates or principals (such Persons collectively, the "Investors") own at
                                                            ---------
least  50%  of  the Notes (the "Minimum Note Amount") purchased by the Initial
                                -------------------
Purchasers hereunder, a representative designated by Heller shall have the right, but not the obligation, to attend as an observer all of the Company's board of directors meetings, and, if such representative attends, such representative shall timely report thereon to the Initial Purchasers. The Company agrees to pay any and all out-of-pocket fees and expenses of such observers as it customarily provides to members of its board of directors.

(j)          A new Section 11 is hereby added immediately following the end of
Section  10  of  the  Purchase  Agreement  as  follows:
     11.          Agreements  Among  Initial  Purchasers.  Each of the Initial
                  --------------------------------------
Purchasers  hereby  agree  as  follows:
(a) Each Initial Purchaser acknowledges that it has, independently and without reliance upon any other Initial Purchaser and based on such documents and information as it has deemed appropriate, made its own credit and financial analysis of the Company and its own decision to enter into this Agreement. Each Initial Purchaser also acknowledges that it will, independently and without reliance upon any other Initial Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

(b) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Initial Purchaser is hereby authorized at any time or from time to time, without notice to the Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of the Company (regardless of whether such balances are then due to the Company) and any other properties or assets any time held or owing by that Initial Purchaser to or for the credit or for the account of the Company against and on account of any of the obligations under the Notes which are not paid when due. Any Initial Purchaser exercising a right to set off or otherwise receiving any payment on account of the obligations under the Notes in excess of its Pro Rata Share thereof shall purchase for cash (and the other Initial Purchasers shall sell) such participations in each such other Initial Purchaser's Pro Rata Share of the obligations under the Notes as would be necessary to cause such Initial Purchaser to share the amount so set off or otherwise received with each other Initial Purchaser in accordance with their respective Pro Rata Shares. The Company agrees, to the fullest extent permitted by law, that (i) any Initial Purchaser may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the obligations under the Notes and may sell participations in Pro Rata Share of the obligations under the Notes to other Initial Purchasers and (ii) any Initial Purchaser purchasing such a participation may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Initial Purchaser were a direct holder of the obligations under the Notes in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Initial Purchaser that has exercised the right of set-off, the purchase of participations by that Initial Purchaser shall be rescinded and the purchase price restored without interest.

(c)          Heller shall be the Lead Holder; provided, however, that Heller's
                                              --------  -------
designation as Lead Holder shall not in any way affect the rights or duties of any Purchaser under this Agreement, the Indenture or the Notes.
(d) Neither the Company nor any other party other than the Purchasers is intended to receive any benefits from this Section 11.
(k) The first paragraph of Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     Reference is made to the Purchase Agreement (the "Agreement") dated as of January 9, 1996 among Monaco Finance, Inc. (the "Company") and certain purchasers of the Company's Amended and Restated 12% Subordinated Notes due 1999 (the "Notes") listed on the Purchaser Schedule thereto. All capitalized terms used but not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.
5.       AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.  Subject to satisfaction
         -------------------------------------------
of the conditions precedent set forth in Section 7 hereof, the Company and the Holders of all Notes agree to amend the Registration Rights Agreement as follows:
(a) The first paragraph of the Registration Rights Agreement is hereby amended by deleting "12% Convertible Senior Subordinated Notes due 2000" and replacing it with "12% Convertible Senior Subordinated Notes due 2001 as amended and restated by the Company's Amended and Restated 12% Senior Subordinated Notes due 1999."
(l) The defined term "Conversion Share Registration Statement" is hereby deleted in each place in the Registration Rights Agreement in which it appears.
(m) Section 2 of the Registration Rights Agreement is hereby deleted in its entirely and replaced with the following:
                            [INTENTIONALLY OMITTED]
  6.      AMENDMENTS TO PROFIT SHARING AGREEMENTS.  Subject to satisfaction of
          ---------------------------------------
the conditions set forth in Section 7 hereof, Black Diamond, Guaranty Title & Trust Co., Heller and Lisa W. Zenni hereby amend the Profit Sharing Agreements dated as of January 9, 1996 between Black Diamond and each of the foregoing by deleting the Section entitled "Audit Rights" and deleting the Section entitled "Board of Directors Representation."
7.         CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective
           ---------------------------
upon the prior or concurrent satisfaction of the following conditions, all in a manner satisfactory to Trustee:
(a)       Trustee shall have received a fully executed copy of this Amendment.
(b) Trustee shall have received fully executed new Amended and Restated 12% Senior Subordinated Notes due 1999 payable to each Holder in the amount of such Holder's cancelled existing Note and otherwise in the form attached hereto as Exhibit A.
(c) Trustee shall have received certified copies of all resolutions of Company approving the execution, delivery and performance of this Amendment and the transactions contemplated hereby.
(d) Trustee shall have received legal opinions from outside counsel acceptable to the Holders of the majority of the aggregate principal amount of the Notes as to the matters described in Sections 8.1 and 8.2 hereof.
(e) Latham & Watkins, counsel to Black Diamond and Heller, shall have received from Company $40,000 plus any additional costs and expenses demanded pursuant to Section 11 hereof. In the event the legal fees and expenses of Latham & Watkins in connection with the Credit Documents prior to June 12, 1998 are less then $40,000, Latham & Watkins will promptly return the difference to the Company.
(f) The Holders shall have received a $135,000 June principal payment, a $135,000 July principal payment and a $135,000 August principal payment on the 12% Convertible Senior Subordinated Notes due 2001, in addition to all interest accrued thereon through July 31, 1998. Each of the Holders of the Notes hereby acknowledges that the June and July principal payments and all interest accrued through June 30, 1998 have been paid.
8.          REPRESENTATIONS AND WARRANTIES OF COMPANY.  Company represents and
            -----------------------------------------
warrants  to  Trustee  and  each  of  the  Holders  of  the  Notes  that:
8.1          Authority.  Company has full corporate power, authority and legal
             ---------
right to enter into this Amendment and the other agreements entered into in connection herewith to which Company is a party. The execution and delivery by Company of this Amendment and the other agreements entered into in connection herewith to which Company is a party and the Credit Documents as amended hereby: (i) have been duly authorized by all necessary corporate action on the part of Company; (ii) are not in contravention of the terms of Company Articles of Incorporation or Bylaws, or of any indenture, agreement or undertaking to which Company is a party or by which Company or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval; (iv) do not and will not contravene any contractual or governmental restriction of which Company or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Company is a party or by which Company or any of its property may be bound or affected.
8.2          Binding  Effect.   This Amendment and all of the other agreements
             ---------------
entered into by Company in connection herewith and the Credit Documents as amended hereby have been duly executed and delivered by Company, as applicable, are the legal, valid and binding obligations of Company and are enforceable against Company in accordance with their respective terms, except as enforceability may be limited by Federal bankruptcy laws.
8.3          No  Default.   No Default or Event of Default has occurred and is
             -----------
continuing or would result from the execution and delivery of this Amendment or the other agreements executed and delivered by Company hereunder or the consummation of the transactions contemplated hereby.
   9.     REFERENCE TO AND EFFECT UPON THE INDENTURE AND THE LOAN DOCUMENTS.
          ------------------------------------------------------------------
9.1 Except as specifically amended above, the Indenture and each of the Credit Documents, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.
9.2 The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Indenture or any other Credit Document or (ii) prejudice any right, power or remedy which Trustee or any Holder of any Note may now have or may have in the future under or in connection with the Indenture or any other Credit Document (after giving effect to this Amendment). Upon the effectiveness of this Amendment, each reference in the Indenture or any other Credit Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Indenture or such Credit Document as amended hereby.
10.     COUNTERPARTS; FACSIMILE SIGNATURES.  This Amendment may be executed in
        ----------------------------------
any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Facsimile copies of signatures hereto shall be deemed originals for all purposes.
11.                   COSTS AND EXPENSES.  Company agrees to pay on demand all
                      ------------------
reasonable fees, costs and expenses incurred by Trustee in connection with the negotiation, preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorney's fees and expenses) and all reasonable fees, costs and expenses incurred by Heller and Black Diamond arising after June 12, 1998 in connection with the negotiation, preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees and expenses); provided, however, that Heller and Black Diamond agree that they have not used separate counsel for such purpose.
12.          LEGAL  FEE SETTLEMENT.  Notwithstanding anything set forth in the
             ---------------------
Credit Documents to the contrary, upon satisfaction of the conditions precedent set forth in Section 8 hereof, Heller and Black Diamond hereby waive and release the Company from all legal fees incurred by them in connection with the Credit Documents for services performed on or prior to the date hereof.
13.          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
             -------------
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
14.      HEADINGS.  Section headings in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
MONACO  FINANCE,  INC.

By:          /s/  Irwin  L.  Sandler
             -----------------------
Its:          Executive  Vice  President
              --------------------------

NORWEST  BANK  MINNESOTA,  N.A.
By:          /s/  Jane  Schweiger
             --------------------
Its:          Corporate  Trust  Officer
              -------------------------

                          SIGNATURE PAGE TO AMENDMENT
Consented  and  Agreed:
BLACK  DIAMOND  ADVISORS,  INC.
By:          /s/  Jim  Walker  III
             ---------------------
Its:          Principal
              ---------

Consented  and  Agreed:
BDC  PARTNERS  I,  L.P.
By:          BLACK  DIAMOND  CAPITAL  MANAGEMENT,  L.L.C.
By:          /s/  James  J.  Zenni,  Jr.
             ---------------------------
Its:          President
              ---------


Consented  and  Agreed:
HELLER  FINANCIAL,  INC.
By:          /s/  Renee  Rempe
             -----------------
Its:          Vice  President
              ---------------

                          SIGNATURE PAGE TO AMENDMENT
Consented  and  Agreed:
GUARANTEE  TITLE  &  TRUST  CO.
By:          /s/ Thomas  Mongan
             ------------------
Its:          President
              ---------


Consented  and  Agreed:
LISA  W.  ZENNI
By:          /s/  Lisa  W.  Zenni
             --------------------

                                   EXHIBIT A
                                   ---------
                          New Exhibit A to Indenture
      Form of Amended and Restated 12% Senior Subordinated Note due 1999

                                    ------
                                   Exhibit A
                      (Face of Amended and Restated Note)

     [Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor
Depositary.    Unless  this  certificate  is  presented  by  an  authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]
     THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE
ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A
TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (1) ABOVE. THIS NOTE IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN AGREEMENT DATED AS OF JANUARY 9, 1996, AS AMENDED, BETWEEN THE HOLDER AND CERTAIN OTHER HOLDERS OF THE COMPANY'S SECURITIES.

Amended  and  Restated  12%  Senior  Subordinated  Notes  due  1999

No.          $___________

                             MONACO FINANCE, INC.

promises  to  pay  to          or  registered  assigns,

the  principal  sum  of         Dollars in monthly installments of $135,000 of
principal, plus interest and Liquidated Damages, with a final installment of all remaining principal, interest and Liquidated Damages hereunder due on the earlier of (a) October 1, 1999 or (b) the date the Rothschild Debt is paid in full.

Payment  Dates:    1st  day  of  each  month

Record  Dates:    The  day  prior  to  each  payment  date

Dated:

MONACO  FINANCE,  INC.

By:
Name:
Title:

By:
Name:
Title:

(SEAL)

Certificate  of  Authentication:

This  is  one  of  the  [Global]  Notes
referred  to  in  the  within-mentioned  Indenture:

[Trustee]

By:
     Authorized  Signatory

Dated:

                                (Back of Note)

          Amended and Restated 12% Senior Subordinated Notes due 1999


     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
     1. Payment. Monaco Finance, Inc., a Colorado corporation (the "Company"), promises to pay interest on the principal amount of this Note at 12% per annum from the date hereof until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay an installment of $135,000 of the principal amount of this Note, interest and Liquidated Damages monthly on the 1st day of each month, or if any such day is not a Business Day, on the next succeeding Business Day (each a "Payment Date"), and shall pay all remaining outstanding principal, interest and Liquidated Damages on the earlier of (a) October 1, 1999 or (b) the date the Rothschild Debt is paid in full. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this
Note is authenticated between a record date referred to on the face hereof and the next succeeding Payment Date, interest shall accrue from such next succeeding Payment Date; provided, further, that the first Payment Date shall be September 1, 1998. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 3.00% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2. Method of Payment. The Company will pay principal installments and interest on the Notes (except defaulted interest) and Liquidated Damages on each Payment Date to the Persons who are registered Holders of Notes at the close of business on the first day of the month next preceding such Payment Date, even if such Notes are cancelled after such record date and on or before such Payment Date, except as provided in Section 2.12 of the Indenture referred to below with respect to defaulted interest. The Notes will be payable as to principal, premium, interest and Liquidated Damages at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3. Paying Agent and Registrar. Initially, Norwest Bank Minnesota, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4. Indenture. The Company issued the Notes under an Indenture dated as of January 9, 1996 (as heretofore, now or hereafter amended, supplemented, restated or otherwise modified, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured obligations of the Company limited to $5,000,000 in aggregate principal amount, plus an additional $5,000,000 which may be issued under the Indenture pursuant to Section 2B of the Purchase Agreement.
5.          Mandatory  Prepayments.
The  Company  shall  prepay  the  Notes  as  follows:
(a) Upon the occurrence of any Change of Control, the holders of a majority in aggregate principal amount of the then outstanding Notes may demand, by written notice to the Company, that the Company prepay in full, at the change of control price set forth in the Indenture, all the outstanding Notes in the manner set forth in the Indenture.
(b) Upon the occurrence of certain merger and sale of assets transactions by the Company, the holders of a majority in aggregate principal amount of the then outstanding Notes may demand, by written notice to the Company, that the Company prepay in full, at the change of control price set forth in the Indenture, all the outstanding Notes in the manner set forth in the Indenture.
6. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of at least $100,000 and integral multiples of $50,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Payment Date.
7. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.
8. Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.
9. Defaults and Remedies. Events of Default include: (i) default for 10 days in the payment when due of principal installments, interest or Liquidated Damages on the Notes; (ii) default for 10 days in payment when due of principal of or premium, if any, on the Notes or the Make-Whole Amount thereon when the same becomes due and payable at maturity, upon redemption or otherwise, (iii) failure by the Company to comply with Section 4.07, 4.08, 4.11, 4.14, 4.17 or 4.22 of the Indenture; (iv) failure by the Company for 30 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding to comply with certain other agreements in the Indenture or the Notes; (v) default under certain other agreements relating to Indebtedness of the Company which default results in the acceleration of such Indebtedness prior to its express maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 45 days; or (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.
10. Subordination of Notes. The payment of principal of, premium, if any, and interest on the Notes will be subordinated in right of payment to the prior payment in full of Senior Debt as set forth in Article Nine of the Indenture.
11. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.
12. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
13. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
14. Additional Rights of Holders of Transfer Restricted Notes. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, between the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").
15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP
numbers  in  notices  of  redemption  as  a  convenience  to  Holders.    No
representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
16. Copies on Request. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the
Registration  Rights  Agreement.    Requests  may  be  made  to:
Monaco  Finance,  Inc.
Attention:    Chief  Financial  Officer
370  17th  Street,  Suite  5060
Denver,  Colorado  80202

     17. Amendment and Restatement; No Novation. This Note amends and restates a 12% Convertible Senior Subordinated Note due 2001 dated January 9, 1996 (the "Prior Note") made by the Company to the payee hereof. Notwithstanding anything set forth herein or in any of the other Credit Documents to the contrary, the terms of this Note are not intended to, and do not serve to, affect a novation as to the Prior Note. Such Prior Note, as amended and restated hereby, remains in full force and effect and the terms and provisions thereof, as amended hereby, are hereby ratified and confirmed.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.


Date:  September  10,  1998
     By:    /s/  Morris  Ginsburg
     ----------------------------
                 Morris  Ginsburg
                 Chairman  of  the  Board


     By:    /s/  Joseph  A.  Cutrona,  Jr.
     -------------------------------------
                 Joseph  A.  Cutrona,  Jr.,  Chief
                 Executive  Officer,  Principal
                 Financial  and  Accounting  Officer
                 and  Director